THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is made effective as of the 8th day of October, 2016.

BETWEEN:

ROBERT FEDUN, an individual with an address at

Site 1, Box 2

RR 2

Thorsby, Alberta TOC 2P0

(the "Creditor")

OF THE FIRST PART

AND:

HORIZON MINERALS CORP., a Delaware corporation with a corporate office at 9101 West Sahara Avenue, Suite 105 – 197, Las Vegas, Nevada  89117

(the “Company")

OF THE SECOND PART

WHEREAS:

A.

As of the date of this Agreement, the Company was indebted to the Creditor in the amount of $91,283.77; and

B.

The Creditor and the Company have agreed to settle the Indebtedness by issuance to the Creditor of  common shares of the Company at a price of $0.20 per share on the terms and conditions set out herein,

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.

DEFINITIONS

1.1

The following terms will have the following meanings for all purposes of this Agreement.

(a)

"Agreement" means this Debt Settlement Agreement, and all schedules and amendments to in the Agreement;

(b)

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

(c)

“Indebtedness” means the indebtedness of the Company to the Creditor in the amount of $91,283.77;

(d)

“MI 51-105” means Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets of the Canadian Securities Administrators, as amended;

(e)

“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions of the Canadian Securities Administrators, as amended;

(f)

“Offered Securities” means the Shares;

(g)

"Offering" means the offering of the Offered Securities being made by the Company pursuant to this Agreement;

(h)

“Purchase Price” means the purchase price payable by the Creditor to the Company in consideration for the purchase and sale of the Shares in accordance with Section 2.1 of this Agreement;

(i)

"SEC" means the United States Securities and Exchange Commission;

(j)

"Securities Act" means the United States Securities Act of 1933, as amended;

(k)

"Shares" means common shares of the Company.

1.2

All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

2.

PURCHASE AND SALE OF SHARES

2.1

Subject to the terms and conditions of this Agreement, the Creditor hereby subscribes for and agrees to purchase from the Company 456,419 Shares at a price equal to $0.20 per Share (the “Purchase Price”).  Upon execution, the subscription by the Creditor for the Shares will be irrevocable.

2.2

Notwithstanding any other provision of this Agreement, the Company’s obligation to issue Shares to the Creditor under the terms of this Agreement is conditional upon the Offering and the sale of the Shares to the Creditor complying with all securities laws and other applicable laws of the jurisdiction in which the Creditor is resident.  The Creditor agrees to deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Creditor.

2.3

The Creditor hereby authorizes and directs the Company to deliver the securities to be issued to such Creditor pursuant to this Agreement to the Creditor’s address indicated on the first page of this Agreement.

3.

SETTLEMENT OF INDEBTEDNESS

3.1

The Company and the Creditor agree to offset the full amount of the Purchase Price against the full amount of the Indebtedness.

3.2

Forthwith upon the execution of this Agreement by the Creditor and the Company, the Company agrees to deliver to the Creditor a share certificate representing the Shares issuable under this Agreement.

3.3

Upon the delivery by the Company of the share certificate representing the Shares issuable under this Agreement, the Creditor agrees to remise, release and forever discharge the Company and its respective directors, officers, servants and agents (collectively the “Releasees”) from any and all debts, obligations, claims, demands, dues, actions and causes of action whatsoever, at law or in equity, and whether known or unknown, suspected or unsuspected which the Creditor has or may in the future have against the Releasees or any of them with respect to any matter relating to the Indebtedness, whether on account of principal, interest or otherwise.

4.

U.S. RESTRICTED SHARE AGREEMENTS OF THE CREDITOR

4.1

The Creditor represents and warrants to the Company that the Creditor is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.  A copy of the definition of a US Person as set out in Regulation S is attached as Schedule A to this Agreement.

4.2

The Creditor acknowledges, represents and warrants to the Company that the Creditor was not in the United States both at the time the offer to purchase the Shares was received and at the time the Creditor’s decision to purchase the Shares was made.

4.3

The Creditor acknowledges that the Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Creditor in accordance with Regulation S of the Securities Act.

4.4

The Creditor agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

4.5

The Creditor agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.  The Creditor further agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.

4.6

The Creditor acknowledges and agrees that all certificates representing the Shares will be endorsed with restrictive legends substantially similar to the following in accordance with Regulation S of the Securities Act and MI 51-105:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION IN CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ARE MET.”

5.

ADDITIONAL AGREEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE CREDITOR

The Creditor agrees, covenants, represents and warrants with and to the Company as follows, and acknowledges that the Company is relying upon such agreements, covenants, representations and warranties in connection with the sale of the Shares to such Creditor:

5.1

The Creditor is related to the Company, as defined under NI 45-106, by virtue of him being the Company’s director and officer, and the Creditor has completed, signed, and delivered with this Agreement, a copy of the Canadian Confirmation Of Relationship Certificate attached as Schedules A to this Agreement.

5.2

The Creditor acknowledges and agrees that (i) the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, (ii) the Offered Securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met, (iii) the Creditor will comply with such conditions in making any trade of the Offered Securities in or from a jurisdiction in Canada and (iv) the Company will refuse to register any transfer of the Offered Securities made in connection with a trade of the Offered Securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105:

(a)

A four month period has passed from the later of (i) the date that the Company distributed the Offered Securities, and (ii) the date the Offered Securities were distributed by a control person of the Company;

(b)

If the person trading the Offered Securities is a control person of the Company, such person has held the Offered Securities for at least 6 months;

(c)

The number of Offered Securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(d)

The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)

The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)

There has been no unusual effort made to prepare the market or create a demand for the Offered Securities;

(g)

No extraordinary commission or other consideration is paid to a person for the trade;

(h)

If the person trading the Offered Securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(i)

All certificates representing the Offered Securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

5.3

The Creditor represents and warrants that it is a resident of the jurisdiction specified in the Creditor’s address as set out in the first page to this Agreement and that it does not presently intend to trade any of the Offered Securities in or from a jurisdiction in Canada.  If the Creditor does, in the future, intend to trade the Offered Securities in or from a jurisdiction in Canada, it will, in addition to complying with the provisions of Section 4.2, re-submit all certificates representing the Offered Securities to the Company for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

5.4

The Creditor acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of this private placement, and that only creditors who can afford the loss of their entire investment should consider investing in the Company.  The Creditor is an investor in securities of businesses in the development stage and acknowledges that the Creditor is able to fend for himself/herself/itself, can bear the economic risk of the Creditor's investment, and has such knowledge and experience in financial or business matters such that the Creditor is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

5.5

If the Creditor is not an individual, was not organized for the purpose of acquiring the Offered Securities.

5.6

The Creditor has had full opportunity to review the Company’s periodic filings with the SEC pursuant to the Exchange Act, and the Company’s filings on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR), including, but not limited to, the Company’s annual reports, quarterly reports, current reports and additional information regarding the business and financial condition of the Company.  The Creditor has had full opportunity to ask questions and receive answers from the Company regarding this information, and to review and discuss this information with the Creditor's legal and financial advisors.  The Creditor believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Shares and that the Creditor has had full opportunity to discuss this information with the Creditor’s legal and financial advisors prior to executing this Agreement.

5.7

The Creditor acknowledges that the offering of the Offered Securities by the Company has not been reviewed by the SEC or any other securities commission or regulatory body, and that the Offered Securities are being issued by the Company pursuant to an exemption from registration under the Securities Act and an exemption from the prospectus requirements under applicable Canadian securities laws.

5.8

The Creditor understands that the Offered Securities will be characterized as "restricted securities" under the Securities Act as they are being acquired from the Company in a transaction not involving a public offering and that, under the Securities Act and the regulations promulgated thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Creditor represents that the Creditor is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5.9

The Offered Securities will be acquired by the Creditor for investment for the Creditor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Creditor has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Creditor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Offered Securities.

5.10

The Creditor is not aware of any advertisement or general solicitation regarding the offer or sale of the Company’s securities.

5.11

This Agreement has been duly authorized, validly executed and delivered by the Creditor.

5.12

The Creditor acknowledges that this Agreement and the Schedules hereto require the Creditor to provide certain personal information to the Company.  Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining the Creditor's eligibility to purchase the Offered Securities and any other securities issuable hereunder under applicable securities laws, or preparing and registering certificates representing the Offered Securities to be issued to the Creditor, as the case may be, and completing filings required by any stock exchange or securities regulatory authority. The Creditor's personal information may be disclosed by the Company to stock exchanges or securities or other regulatory authorities, and any of the other parties involved in the Offering, including the Company’s legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Creditor is deemed to be consenting to the foregoing collection, use and disclosure of the Creditor's personal information. The Creditor also consents to the filing of copies or originals of any of the Creditor's documents described herein as may be required to be filed with any stock exchange or securities or other regulatory authority in connection with the transactions contemplated hereby.

5.13

The Creditor has satisfied himself/herself/itself as to the full observance of the laws of the Creditor's jurisdiction in connection with any invitation to subscribe for the Offered Securities or any use of this Agreement, including (i) the legal requirements within the Creditor's jurisdiction for the purchase of the Offered Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Offered Securities; and (v) any restrictions on transfer applicable to any disposition of the Offered Securities imposed by the jurisdiction in which the Creditor is resident.

6.

REPRESENTATIONS BY THE COMPANY

6.1

The Company represents and warrants to the Creditor that:

(a)

The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b)

The Shares, when issued in accordance with the terms and conditions of this Agreement, will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

7.

MISCELLANEOUS

7.1

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its office at C/O Suite 820, 1130 West Pender Street, Vancouver, British Columbia V6E 4A4, and to the Creditor at his address indicated on the first page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

7.2

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.3

The Creditor agrees that the representations, warranties and covenants of the Creditor herein will be true and correct both as of the execution of this Agreement and as of the date of this Agreement will survive the closing of the transactions contemplated in this Agreement.  The representations, warranties and covenants of the Creditor herein are made with the intent that they be relied upon by the Company in determining the eligibility of a purchaser of Offered Securities and the Creditor agrees to indemnify the Company and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof.  The Creditor undertakes to immediately notify the Company at the address set out above of any change in any statement or other information relating to the Creditor set forth herein.

7.4

Time shall be of the essence hereof.

7.5

This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

7.6

The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Creditor and the Company and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Creditor who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Agreement shall not be assignable by any party without prior written consent of the other parties.

7.7

The Creditor, on his own behalf and, if applicable, on behalf of others for whom he is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Creditor, on his own behalf and, if applicable, on behalf of others for whom he is contracting hereunder.

7.8

Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

7.9

The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

7.10

The headings used in this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

7.11

Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the province of British Columbia.

7.12

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

/s/ Robert Fedun
ROBERT FEDUN

HORIZON MINERALS CORP.
by its authorized signatory:

/s/ Robert Fedun
Name: Robert Fedun
Title: President, Director

SCHEDULE A

Canadian Confirmation Of Relationship Certificate - except Ontario Residents

(For Subscribers that are NOT Canadian accredited investors but ARE a director, executive officer, control person or founder of the Company or a close personal friend, close business associate, spouse, parent, grandparent, sibling or child (or a parent, grandparent, sibling or child of a spouse) of a director, executive officer, control person or founder of the Company and are not a resident of Ontario and Saskatchewan)

The Subscriber represents and warrants to HORIZON MINERALS CORP. (the “Company”) that the Subscriber has read the following definitions from National Instrument 45-106 Prospectus and Registration Exemptions and certifies that the Subscriber has the relationship(s) to the Company or its directors, executive officers, control persons or founders by virtue of the Subscriber falling into one or more of the categories below (please initial the appropriate box below):

__	(a)	a director, executive officer, founder or control person of the Company.
__	(b)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company.
__	(c)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company.
__	(d)	a close personal friend of a director, executive officer, founder or control person of the Company.
__	(e)	a close business associate of a director, executive officer, founder or control person of the Company.
__	(f)	a person or company of which a majority of the voting securities are beneficially owned by or a majority of the directors are persons or companies described in subparagraphs (a) to (e) above.
__	(g)	a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subparagraphs (a) to (e) above.

For the purposes of this certificate:

(A)

“close business associate” means an individual who has had sufficient prior business dealings with the director, senior officer, founder or control person to be in a position to assess the capabilities and trustworthiness of the director, senior officer, founder or control person.

A casual business associate or a person introduced or solicited for the purpose of purchasing securities is not a close business associate.

An individual is not a close business associate solely because the individual is a client, customer, or former client or customer. For example, an individual is not a close business associate of a registrant or former registrant solely because the individual is a client or former client of that registrant or former registrant.

The relationship between the Subscriber and the director, senior officer, founder or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, senior officer, founder or control person.

(B)

“close personal friend” means an individual who has known the director, senior officer, founder or control person well enough and for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the director, senior officer, founder or control person. The term close personal friend can include family members not already listed in the exemption if the family member is in a position to assess the capabilities and trustworthiness of the director, senior officer, founder or control person.

An individual is not a close personal friend solely because the individual is a relative or a member of the same organization, association or religious group. An individual is not a close personal friend solely because the individual is a client, customer, or former client or customer. For example, an individual is not a close personal friend of a registrant or former registrant simply because the individual is a client or former client of that registrant or former registrant.

The relationship between the Subscriber and the director, senior officer, founder or control person must be direct. For example, the exemption is not available for a close personal friend of a close personal friend of the director, senior officer, founder or control person.

The representations and warranties made in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the date of closing of the transaction contemplated by this Agreement.  If any such representations and warranties becomes untrue or inaccurate prior to the closing, the undersigned subscriber will give the Company immediate written notice.

The Subscriber acknowledges that the Company will be relying on this certificate in connection with the Agreement.  The statements made in this certificate are true.

Dated _________________________, 2016.

Signature of Subscriber:
Name of Subscriber:
Address of Subscriber: